BLACKROCK ETF TRUST
BlackRock Large Cap Value ETF
(the “Fund”)
Supplement dated September 27, 2024 to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of the Fund, each dated November 28, 2023, as supplemented to date
On September 18, 2024, the Board of Trustees of BlackRock ETF Trust approved certain changes to the Fund’s investment strategy in connection with the change in the Fund’s name to iShares Large Cap Value Active ETF. These changes are expected to become effective on November 27, 2024.
Accordingly, effective on November 27, 2024, the following changes are made to the Fund’s Summary Prospectus, Prospectus and SAI, as applicable:
The section of the Summary Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:
Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap value equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap value equity securities are equity securities that (i) have a market capitalization within the range of companies included in the Russell 1000® Value Index (the “Russell 1000 Value Index”) and (ii) are included within at least one value index, as determined by BlackRock (the “Value Indices”). Currently, such Value Indices are the Russell 3000® Value Index, the S&P Composite 1500® Value Index and the MSCI World Value Index. The Russell 1000 Value Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Russell 1000 Value Index includes equity securities of issuers with a median market cap of $14.35 billion as of August 31, 2024. Equity securities consist of common stock, preferred stock, other financial instruments that are components of, or have characteristics similar to, the securities included in the Value Indices, and American Depositary Receipts (“ADRs”), which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. The Fund may also purchase convertible securities.
Value securities are generally considered to be those with prices less than BFA believes they are worth. BFA places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies, but the Fund may invest up to 25% of its total assets in the securities of foreign companies and ADRs.
The Fund is classified as non‑diversified under the Investment Company Act of 1940, as amended.
The section of the Prospectus entitled “More Information About the Fund — Additional Information on Principal Investment Strategies” is deleted in its entirety and replaced with the following:
The Fund’s investment objective is a non‑fundamental policy and may be changed without shareholder approval. The Fund seeks to maximize total return. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in large cap value equity securities and derivatives that provide investment exposure to such securities or to one or more market risk factors associated with such securities. For purposes of the Fund’s 80% policy, large cap value equity securities are equity securities that (i) have a market capitalization within the range of companies included in the Russell 1000® Value Index (the “Russell 1000 Value Index”) and (ii) are included within at least one value index, as determined by BlackRock (the “Value Indices”). Currently, such Value Indices are the Russell 3000® Value Index, the S&P Composite 1500® Value Index and the MSCI World Value Index. The Russell 1000 Value Index is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The Russell 1000 Value Index includes equity securities of issuers with a median market cap of $14.35 billion as of August 31, 2024. The Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with relatively lower price‑to‑book ratios, lower Institutional Brokers’ Estimate System (I/B/E/S) forecast medium term (2 year) growth and lower sales per share historical growth (5 years). The S&P Composite 1500® Value Index measures constituents from the S&P Composite 1500 that are classified as value stocks based on three factors: the ratios of book value, earnings and sales to price. The MSCI World Value Index captures large and mid‑cap securities exhibiting overall value style characteristics across 23 developed markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12‑month forward earnings to price and dividend yield.
Equity securities consist of common stock, preferred stock, other financial instruments that are components of, or have characteristics similar to, the securities included in the Value Indices, and American Depositary Receipts (“ADRs”), which are receipts typically issued by an American bank or trust company that evidence underlying securities issued by a foreign company. The Fund may also purchase convertible securities.
Value securities are generally considered to be those with prices less than BFA believes they are worth. BFA places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund invests primarily in common stock of U.S. companies, but the Fund may invest up to 25% of its total assets in the securities of foreign companies and ADRs.
The Fund is classified as non‑diversified under the Investment Company Act of 1940, as amended.
The first three paragraphs of the section of the SAI entitled “Investment Strategies and Risks of the Fund” are deleted in their entirety.
Shareholders should retain this Supplement for future reference.
PR2S-LCVETF-0924SUP

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